T. Rowe Price International Funds, Inc. 485BPOS

Exhibit 99.(j)(2)

December 22, 2025

Ryan Sutcliffe, Esquire
U.S. Securities and Exchange Commission
Division of Investment Management
100 F Street, N.E.
Washington, D.C. 20549

Re:	T. Rowe Price International Funds, Inc.
Africa & Middle East Fund
File Nos.: 002-65539/ 811-2958

Dear Mr. Sutcliffe:

I am counsel to T. Rowe Price Associates, Inc., which serves as the sponsor and investment adviser to all outstanding series of the above-referenced registrant. The registrant proposes to file a Post-Effective Amendment to its registration statement pursuant to Rule 485(b) under the Securities Act of 1933.

I have reviewed the amendment to the registration statement and represent that it does not contain disclosures that, in my opinion, would render the amendment ineligible to become effective pursuant to Rule 485(b).

Sincerely,

/s/ Brian R. Poole
Brian R. Poole

Managing Legal Counsel and Vice President, T. Rowe Price Associates, Inc.

December 22, 2025

Ryan Sutcliffe, Esquire
U.S. Securities and Exchange Commission
Division of Investment Management
100 F Street, N.E.
Washington, D.C. 20549

Re:	T. Rowe Price International Funds, Inc.
Asia Opportunities Fund
File Nos.: 002-65539/ 811-2958

Dear Mr. Sutcliffe:

I am counsel to T. Rowe Price Associates, Inc., which serves as the sponsor and investment adviser to all outstanding series of the above-referenced registrant. The registrant proposes to file a Post-Effective Amendment to its registration statement pursuant to Rule 485(b) under the Securities Act of 1933.

I have reviewed the amendment to the registration statement and represent that it does not contain disclosures that, in my opinion, would render the amendment ineligible to become effective pursuant to Rule 485(b).

Sincerely,

/s/ Brian R. Poole
Brian R. Poole

Managing Legal Counsel and Vice President, T. Rowe Price Associates, Inc.

December 22, 2025

Ryan Sutcliffe, Esquire
U.S. Securities and Exchange Commission
Division of Investment Management
100 F Street, N.E.
Washington, D.C. 20549

Re:	T. Rowe Price International Funds, Inc.
China Evolution Equity Fund
File Nos.: 002-65539/ 811-2958

Dear Mr. Sutcliffe:

I am counsel to T. Rowe Price Associates, Inc., which serves as the sponsor and investment adviser to all outstanding series of the above-referenced registrant. The registrant proposes to file a Post-Effective Amendment to its registration statement pursuant to Rule 485(b) under the Securities Act of 1933.

I have reviewed the amendment to the registration statement and represent that it does not contain disclosures that, in my opinion, would render the amendment ineligible to become effective pursuant to Rule 485(b).

Sincerely,

/s/ Brian R. Poole
Brian R. Poole

Managing Legal Counsel and Vice President, T. Rowe Price Associates, Inc.

December 22, 2025

Ryan Sutcliffe, Esquire
U.S. Securities and Exchange Commission
Division of Investment Management
100 F Street, N.E.
Washington, D.C. 20549

Re:	T. Rowe Price International Funds, Inc.
Emerging Europe Fund
File Nos.: 002-65539/ 811-2958

Dear Mr. Sutcliffe:

I am counsel to T. Rowe Price Associates, Inc., which serves as the sponsor and investment adviser to all outstanding series of the above-referenced registrant. The registrant proposes to file a Post-Effective Amendment to its registration statement pursuant to Rule 485(b) under the Securities Act of 1933.

I have reviewed the amendment to the registration statement and represent that it does not contain disclosures that, in my opinion, would render the amendment ineligible to become effective pursuant to Rule 485(b).

Sincerely,

/s/ Francine Rosenberger
Francine Rosenberger

Managing Legal Counsel and Vice President, T. Rowe Price Associates, Inc.

December 22, 2025

Ryan Sutcliffe, Esquire
U.S. Securities and Exchange Commission
Division of Investment Management
100 F Street, N.E.
Washington, D.C. 20549

Re:	T. Rowe Price International Funds, Inc.
Emerging Market Discovery Stock Fund
File Nos.: 002-65539/ 811-2958

Dear Mr. Sutcliffe:

I am counsel to T. Rowe Price Associates, Inc., which serves as the sponsor and investment adviser to all outstanding series of the above-referenced registrant. The registrant proposes to file a Post-Effective Amendment to its registration statement pursuant to Rule 485(b) under the Securities Act of 1933.

I have reviewed the amendment to the registration statement and represent that it does not contain disclosures that, in my opinion, would render the amendment ineligible to become effective pursuant to Rule 485(b).

Sincerely,

/s/ Sonia Kurian
Sonia Kurian

Managing Legal Counsel and Vice President, T. Rowe Price Associates, Inc.

December 22, 2025

Ryan Sutcliffe, Esquire
U.S. Securities and Exchange Commission
Division of Investment Management
100 F Street, N.E.
Washington, D.C. 20549

Re:	T. Rowe Price International Funds, Inc.
Emerging Markets Stock Fund
File Nos.: 002-65539/ 811-2958

Dear Mr. Sutcliffe:

I am counsel to T. Rowe Price Associates, Inc., which serves as the sponsor and investment adviser to all outstanding series of the above-referenced registrant. The registrant proposes to file a Post-Effective Amendment to its registration statement pursuant to Rule 485(b) under the Securities Act of 1933.

I have reviewed the amendment to the registration statement and represent that it does not contain disclosures that, in my opinion, would render the amendment ineligible to become effective pursuant to Rule 485(b).

Sincerely,

/s/ Sonia Kurian
Sonia Kurian

Managing Legal Counsel and Vice President, T. Rowe Price Associates, Inc.

December 22, 2025

Ryan Sutcliffe, Esquire
U.S. Securities and Exchange Commission
Division of Investment Management
100 F Street, N.E.
Washington, D.C. 20549

Re:	T. Rowe Price International Funds, Inc.
European Stock Fund
File Nos.: 002-65539/ 811-2958

Dear Mr. Sutcliffe:

I am counsel to T. Rowe Price Associates, Inc., which serves as the sponsor and investment adviser to all outstanding series of the above-referenced registrant. The registrant proposes to file a Post-Effective Amendment to its registration statement pursuant to Rule 485(b) under the Securities Act of 1933.

I have reviewed the amendment to the registration statement and represent that it does not contain disclosures that, in my opinion, would render the amendment ineligible to become effective pursuant to Rule 485(b).

Sincerely,

/s/ Brian R. Poole
Brian R. Poole

Managing Legal Counsel and Vice President, T. Rowe Price Associates, Inc.

December 22, 2025

Ryan Sutcliffe, Esquire
U.S. Securities and Exchange Commission
Division of Investment Management
100 F Street, N.E.
Washington, D.C. 20549

Re:	T. Rowe Price International Funds, Inc.
Global Growth Stock Fund
File Nos.: 002-65539/ 811-2958

Dear Mr. Sutcliffe:

I am counsel to T. Rowe Price Associates, Inc., which serves as the sponsor and investment adviser to all outstanding series of the above-referenced registrant. The registrant proposes to file a Post-Effective Amendment to its registration statement pursuant to Rule 485(b) under the Securities Act of 1933.

I have reviewed the amendment to the registration statement and represent that it does not contain disclosures that, in my opinion, would render the amendment ineligible to become effective pursuant to Rule 485(b).

Sincerely,

/s/ Francine Rosenberger
Francine Rosenberger

Managing Legal Counsel and Vice President, T. Rowe Price Associates, Inc.

December 22, 2025

Ryan Sutcliffe, Esquire
U.S. Securities and Exchange Commission
Division of Investment Management
100 F Street, N.E.
Washington, D.C. 20549

Re:	T. Rowe Price International Funds, Inc.
Global Impact Equity Fund
File Nos.: 002-65539/ 811-2958

Dear Mr. Sutcliffe:

I am counsel to T. Rowe Price Associates, Inc., which serves as the sponsor and investment adviser to all outstanding series of the above-referenced registrant. The registrant proposes to file a Post-Effective Amendment to its registration statement pursuant to Rule 485(b) under the Securities Act of 1933.

I have reviewed the amendment to the registration statement and represent that it does not contain disclosures that, in my opinion, would render the amendment ineligible to become effective pursuant to Rule 485(b).

Sincerely,

/s/ Francine Rosenberger
Francine Rosenberger

Managing Legal Counsel and Vice President, T. Rowe Price Associates, Inc.

December 22, 2025

Ryan Sutcliffe, Esquire
U.S. Securities and Exchange Commission
Division of Investment Management
100 F Street, N.E.
Washington, D.C. 20549

Re:	T. Rowe Price International Funds, Inc.
Global Stock Fund
File Nos.: 002-65539/ 811-2958

Dear Mr. Sutcliffe:

I am counsel to T. Rowe Price Associates, Inc., which serves as the sponsor and investment adviser to all outstanding series of the above-referenced registrant. The registrant proposes to file a Post-Effective Amendment to its registration statement pursuant to Rule 485(b) under the Securities Act of 1933.

I have reviewed the amendment to the registration statement and represent that it does not contain disclosures that, in my opinion, would render the amendment ineligible to become effective pursuant to Rule 485(b).

Sincerely,

/s/ Francine Rosenberger
Francine Rosenberger

Managing Legal Counsel and Vice President, T. Rowe Price Associates, Inc.

December 22, 2025

Ryan Sutcliffe, Esquire
U.S. Securities and Exchange Commission
Division of Investment Management
100 F Street, N.E.
Washington, D.C. 20549

Re:	T. Rowe Price International Funds, Inc.
International Disciplined Equity Fund
File Nos.: 002-65539/ 811-2958

Dear Mr. Sutcliffe:

I am counsel to T. Rowe Price Associates, Inc., which serves as the sponsor and investment adviser to all outstanding series of the above-referenced registrant. The registrant proposes to file a Post-Effective Amendment to its registration statement pursuant to Rule 485(b) under the Securities Act of 1933.

I have reviewed the amendment to the registration statement and represent that it does not contain disclosures that, in my opinion, would render the amendment ineligible to become effective pursuant to Rule 485(b).

Sincerely,

/s/ Brian R. Poole
Brian R. Poole

Managing Legal Counsel and Vice President, T. Rowe Price Associates, Inc.

December 22, 2025

Ryan Sutcliffe, Esquire
U.S. Securities and Exchange Commission
Division of Investment Management
100 F Street, N.E.
Washington, D.C. 20549

Re:	T. Rowe Price International Funds, Inc.
International Discovery Fund
File Nos.: 002-65539/ 811-2958

Dear Mr. Sutcliffe:

I am counsel to T. Rowe Price Associates, Inc., which serves as the sponsor and investment adviser to all outstanding series of the above-referenced registrant. The registrant proposes to file a Post-Effective Amendment to its registration statement pursuant to Rule 485(b) under the Securities Act of 1933.

I have reviewed the amendment to the registration statement and represent that it does not contain disclosures that, in my opinion, would render the amendment ineligible to become effective pursuant to Rule 485(b).

Sincerely,

/s/ Sonia Kurian
Sonia Kurian

Managing Legal Counsel and Vice President, T. Rowe Price Associates, Inc.

December 22, 2025

Ryan Sutcliffe, Esquire
U.S. Securities and Exchange Commission
Division of Investment Management
100 F Street, N.E.
Washington, D.C. 20549

Re:	T. Rowe Price International Funds, Inc.
International Stock Fund
File Nos.: 002-65539/ 811-2958

Dear Mr. Sutcliffe:

I am counsel to T. Rowe Price Associates, Inc., which serves as the sponsor and investment adviser to all outstanding series of the above-referenced registrant. The registrant proposes to file a Post-Effective Amendment to its registration statement pursuant to Rule 485(b) under the Securities Act of 1933.

I have reviewed the amendment to the registration statement and represent that it does not contain disclosures that, in my opinion, would render the amendment ineligible to become effective pursuant to Rule 485(b).

Sincerely,

/s/ Sonia Kurian
Sonia Kurian

Managing Legal Counsel and Vice President, T. Rowe Price Associates, Inc.

December 22, 2025

Ryan Sutcliffe, Esquire
U.S. Securities and Exchange Commission
Division of Investment Management
100 F Street, N.E.
Washington, D.C. 20549

Re:	T. Rowe Price International Funds, Inc.
International Value Equity Fund
File Nos.: 002-65539/ 811-2958

Dear Mr. Sutcliffe:

I am counsel to T. Rowe Price Associates, Inc., which serves as the sponsor and investment adviser to all outstanding series of the above-referenced registrant. The registrant proposes to file a Post-Effective Amendment to its registration statement pursuant to Rule 485(b) under the Securities Act of 1933.

I have reviewed the amendment to the registration statement and represent that it does not contain disclosures that, in my opinion, would render the amendment ineligible to become effective pursuant to Rule 485(b).

Sincerely,

/s/ Sonia Kurian
Sonia Kurian

Managing Legal Counsel and Vice President, T. Rowe Price Associates, Inc.

December 22, 2025

Ryan Sutcliffe, Esquire
U.S. Securities and Exchange Commission
Division of Investment Management
100 F Street, N.E.
Washington, D.C. 20549

Re:	T. Rowe Price International Funds, Inc.
Japan Fund
File Nos.: 002-65539/ 811-2958

Dear Mr. Sutcliffe:

I am counsel to T. Rowe Price Associates, Inc., which serves as the sponsor and investment adviser to all outstanding series of the above-referenced registrant. The registrant proposes to file a Post-Effective Amendment to its registration statement pursuant to Rule 485(b) under the Securities Act of 1933.

I have reviewed the amendment to the registration statement and represent that it does not contain disclosures that, in my opinion, would render the amendment ineligible to become effective pursuant to Rule 485(b).

Sincerely,

/s/ Brian R. Poole
Brian R. Poole

Managing Legal Counsel and Vice President, T. Rowe Price Associates, Inc.

December 22, 2025

Ryan Sutcliffe, Esquire
U.S. Securities and Exchange Commission
Division of Investment Management
100 F Street, N.E.
Washington, D.C. 20549

Re:	T. Rowe Price International Funds, Inc.
Latin America Fund
File Nos.: 002-65539/ 811-2958

Dear Mr. Sutcliffe:

I am counsel to T. Rowe Price Associates, Inc., which serves as the sponsor and investment adviser to all outstanding series of the above-referenced registrant. The registrant proposes to file a Post-Effective Amendment to its registration statement pursuant to Rule 485(b) under the Securities Act of 1933.

I have reviewed the amendment to the registration statement and represent that it does not contain disclosures that, in my opinion, would render the amendment ineligible to become effective pursuant to Rule 485(b).

Sincerely,

/s/ Brian R. Poole
Brian R. Poole

Managing Legal Counsel and Vice President, T. Rowe Price Associates, Inc.

December 22, 2025

Ryan Sutcliffe, Esquire
U.S. Securities and Exchange Commission
Division of Investment Management
100 F Street, N.E.
Washington, D.C. 20549

Re:	T. Rowe Price International Funds, Inc.
New Asia Fund
File Nos.: 002-65539/ 811-2958

Dear Mr. Sutcliffe:

I am counsel to T. Rowe Price Associates, Inc., which serves as the sponsor and investment adviser to all outstanding series of the above-referenced registrant. The registrant proposes to file a Post-Effective Amendment to its registration statement pursuant to Rule 485(b) under the Securities Act of 1933.

I have reviewed the amendment to the registration statement and represent that it does not contain disclosures that, in my opinion, would render the amendment ineligible to become effective pursuant to Rule 485(b).

Sincerely,

/s/ Brian R. Poole
Brian R. Poole

Managing Legal Counsel and Vice President, T. Rowe Price Associates, Inc.

December 22, 2025

Ryan Sutcliffe, Esquire
U.S. Securities and Exchange Commission
Division of Investment Management
100 F Street, N.E.
Washington, D.C. 20549

Re:	T. Rowe Price International Funds, Inc.
Overseas Stock Fund
File Nos.: 002-65539/ 811-2958

Dear Mr. Sutcliffe:

I am counsel to T. Rowe Price Associates, Inc., which serves as the sponsor and investment adviser to all outstanding series of the above-referenced registrant. The registrant proposes to file a Post-Effective Amendment to its registration statement pursuant to Rule 485(b) under the Securities Act of 1933.

I have reviewed the amendment to the registration statement and represent that it does not contain disclosures that, in my opinion, would render the amendment ineligible to become effective pursuant to Rule 485(b).

Sincerely,

/s/ Vicki S. Booth
Vicki S. Booth

Managing Legal Counsel and Vice President, T. Rowe Price Associates, Inc.